UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2004

UTSTARCOM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29661	52-1782500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 Harbor Bay Parkway Alameda, California 94502
(Address of principal executive offices) (Zip code)

(510) 864-8800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)   Effective September 15, 2004, Masayoshi Son resigned as a member of the Board of Directors of UTStarcom, Inc.  On September 20, 2004, UTStarcom, Inc., a Delaware corporation, issued a press release entitled “Masayoshi Son Resigns From UTStarcom’s Board of Directors.”  The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference into this current report.

Item 8.01 Other Events.

On September 20, 2004, UTStarcom, Inc., a Delaware corporation, issued a press release entitled “UTStarcom Signs Contract to Deliver New iAN-8000 Multi-Service Access Node and Promotional Services to Japan Telecom.”  The press release is attached to this Form 8-K as Exhibit 99.2 and is incorporated by reference into this current report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release entitled “Masayoshi Son Resigns From UTStarcom’s Board of Directors,” dated September 20, 2004.

99.2 Press release entitled “UTStarcom Signs Contract to Deliver New iAN-8000 Multi-Service Access Node and Promotional Services to Japan Telecom,” dated September 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: September 20, 2004	By:	/s/ Michael J. Sophie
	Name:	Michael J. Sophie
	Title:	Senior Vice President of Finance and Chief Financial Officer